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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 13, 2004

                                 CASCADE BANCORP
             (Exact name of Registrant as specified in its charter)

             Oregon                      0-23322                 93-1034484
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               1100 NW Wall Street
                               Bend, Oregon 97701
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (541) 385-6205
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Not applicable.

          (b) Not applicable.

          (c) The following exhibits are included with this Report:

              Exhibit 99.1 Press Release dated July 13, 2004.

ITEM 9.   REGULATION FD DISCLOSURE

          On July 13, 2004, Cascade Bancorp announced by press release its earnings for the second quarter of 2004, including certain forward looking statements. All of the information in the press release, appearing in Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.
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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              CASCADE BANCORP

                                          By: /s/ Gregory D. Newton
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                                              Gregory D. Newton
                                              Executive Vice President/
                                              Chief Financial Officer/Secretary

Date: 7/13/04